WBCMT 03-C9: Price/Yield Class A4

-------------------------------------------------------------------------------
Balance              $508,476,000           Delay                    14
Coupon                        5.01200       Dated                12/01/2003
Settle                 12/23/2003           First Payment        1/15/2004
-------------------------------------------------------------------------------




--------------------------------------------------------------
          Price              0 CPY, 0 CDR    100 CPY, 0 CDR
                                Yield             Yield
--------------------------------------------------------------
        99.500000               5.1051           5.1058
        99.750000               5.0719           5.0720
        100.000000              5.0388           5.0384
        100.250000              5.0058           5.0049
        100.500000              4.9729           4.9714
        100.750000              4.9401           4.9381
        101.000000              4.9074           4.9049
        101.250000              4.8748           4.8718
        101.500000              4.8423           4.8387
--------------------------------------------------------------


--------------------------------------------------------------
                       WAL       9.76             9.56
          WAL for Int Pmts      4.910             4.810
                  Mod Durn      7.549             7.431
            Payment Window  Jan04 - Nov13     Jan04 - Sep13

--------------------------------------------------------------


--------------------------------------------------------------
                       2YR            1.911             1.911
                       3YR            2.452             2.452
                       5YR            3.325             3.325
                      10YR            4.328             4.328
                      30YR            5.156             5.156
                    Prepay            0 CPY           100 CPY
--------------------------------------------------------------


--------------------------------------------------------------
                No Prepays    During any YM     During any YM
                   Default            0 CDR             0 CDR
             Loss Severity
         Servicer Advances
           Liquidation Lag
       Optional Redemption          Call (N)          Call (N)
--------------------------------------------------------------



--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials. Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
UNDERWRITERS' STATEMENT
COMPUTATIONAL MATERIALS

WACHOVIA BANK-COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES
SERIES 2003-C9

The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only.
This material is for your private information and none of Wachovia Capital Markets, LLC, ABN AMRO Incorporated, Citigroup Global Markets Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.
--------------------------------------------------------------------------------

WBCMT 03-C9: Price/Yield Class A1

--------------------------------------------------------------------------------
Balance          $108,367,000           Delay                        14
Coupon                    3.27600       Dated                    12/01/2003
Settle            12/23/2003            First Payment            1/15/2004
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
    Price              0 CPY, 0 CDR      50 CPY, 0 CDR       100 CPY, 0 CDR
                          Yield              Yield               Yield
--------------------------------------------------------------------------------
  100.248405              3.1755             3.1745              3.1724
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             Spread         20.0              21.2                  23.6
                WAL         3.30              3.27                  3.21
   WAL for Int Pmts        2.030             2.000                 1.950
           Mod Durn        3.051             3.027                 2.976
     Payment Window   Jan04 - Oct08      Jan04 - Oct08         Jan04 - Jul08
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                2YR           1.903              1.903                     1.903
                3YR           2.430              2.430                     2.430
                5YR           3.243              3.243                     3.243
               10YR           4.263              4.263                     4.263
               30YR           5.097              5.097                     5.097
             Prepay           0 CPY            100 CPY                   100 CPY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         No Prepays   During any YM      During any YM            During any YM
            Default           0 CDR              0 CDR                    0 CDR
      Loss Severity
  Servicer Advances
    Liquidation Lag
Optional Redemption        Call (N)           Call (N)                  Call (N)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials. Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
UNDERWRITERS' STATEMENT
COMPUTATIONAL MATERIALS

WACHOVIA BANK-COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES
SERIES 2003-C9

The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only.
This material is for your private information and none of Wachovia Capital Markets, LLC, ABN AMRO Incorporated, Citigroup Global Markets Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.
--------------------------------------------------------------------------------

WBCMT 03-C9: Price/Yield Class A1

--------------------------------------------------------------------------------
Balance        $108,367,000           Delay                          14
Coupon                  3.27600       Dated                      12/01/2003
Settle          12/23/2003            First Payment              1/15/2004
--------------------------------------------------------------------------------




------------------------------------------------------
       Price           0 CPY, 0 CDR     100 CPY, 0 CDR
                          Yield             Yield
------------------------------------------------------
     100.248405           3.1755            3.1724
------------------------------------------------------


------------------------------------------------------
             Spread        20.0               23.6
                WAL        3.30               3.21
   WAL for Int Pmts       2.030              1.950
           Mod Durn       3.051              2.976
     Payment Window   Jan04 - Oct08      Jan04 - Jul08


------------------------------------------------------

------------------------------------------------------
                2YR           1.903              1.903
                3YR           2.430              2.430
                5YR           3.243              3.243
               10YR           4.263              4.263
               30YR           5.097              5.097
             Prepay           0 CPY            100 CPY
------------------------------------------------------

------------------------------------------------------
         No Prepays   During any YM      During any YM
            Default           0 CDR              0 CDR
      Loss Severity
  Servicer Advances
    Liquidation Lag
Optional Redemption        Call (N)           Call (N)
------------------------------------------------------


--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials. Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------

0 CPY

PeriodDate       Principal      Interest      Cash Flow      Balance
Total            108,367,000.00 11,794,219.65 120,161,219.65

    0  23-Dec-03              0             0              0 108,367,000.00
    1  15-Jan-04     939,529.42    295,841.91   1,235,371.33 107,427,470.58
    2  15-Feb-04     943,882.71    293,276.99   1,237,159.71 106,483,587.87
    3  15-Mar-04   1,206,981.79    290,700.19   1,497,681.99 105,276,606.07
    4  15-Apr-04     953,871.49    287,405.13   1,241,276.62 104,322,734.59
    5  15-May-04   1,087,342.12    284,801.07   1,372,143.19 103,235,392.47
    6  15-Jun-04     963,342.69    281,832.62   1,245,175.31 102,272,049.78
    7  15-Jul-04   1,096,561.98    279,202.70   1,375,764.67 101,175,487.80
    8  15-Aug-04     972,901.82    276,209.08   1,249,110.90 100,202,585.99
    9  15-Sep-04     977,412.10    273,553.06   1,250,965.16  99,225,173.89
   10  15-Oct-04   1,110,258.38    270,884.72   1,381,143.10  98,114,915.51
   11  15-Nov-04     987,101.83    267,853.72   1,254,955.55  97,127,813.68
   12  15-Dec-04   1,144,852.54    265,158.93   1,410,011.47  95,982,961.14
   13  15-Jan-05   1,035,754.18    262,033.48   1,297,787.67  94,947,206.96
   14  15-Feb-05   1,040,566.66    259,205.88   1,299,772.54  93,906,640.30
   15  15-Mar-05   1,447,389.79    256,365.13   1,703,754.91  92,459,250.51
   16  15-Apr-05   1,052,159.66    252,413.75   1,304,573.41  91,407,090.86
   17  15-May-05   1,190,681.43    249,541.36   1,440,222.79  90,216,409.42
   18  15-Jun-05   1,062,594.01    246,290.80   1,308,884.81  89,153,815.41
   19  15-Jul-05   1,200,838.57    243,389.92   1,444,228.48  87,952,976.84
   20  15-Aug-05   1,090,802.55    240,111.63   1,330,914.18  86,862,174.29
   21  15-Sep-05   1,095,865.84    237,133.74   1,332,999.57  85,766,308.45
   22  15-Oct-05   1,235,980.32    234,142.02   1,470,122.34  84,530,328.13
   23  15-Nov-05   1,118,547.44    230,767.80   1,349,315.24  83,411,780.69
   24  15-Dec-05   1,316,057.75    227,714.16   1,543,771.91  82,095,722.95
   25  15-Jan-06   1,182,855.60    224,121.32   1,406,976.93  80,912,867.34
   26  15-Feb-06   1,188,360.24    220,892.13   1,409,252.37  79,724,507.10
   27  15-Mar-06   1,629,465.24    217,647.90   1,847,113.15  78,095,041.86
   28  15-Apr-06   1,201,506.64    213,199.46   1,414,706.11  76,893,535.22
   29  15-May-06   1,351,877.11    209,919.35   1,561,796.46  75,541,658.11
   30  15-Jun-06   1,213,402.77    206,228.73   1,419,631.50  74,328,255.33
   31  15-Jul-06   1,402,737.40    202,916.14   1,605,653.53  72,925,517.94
   32  15-Aug-06   1,259,360.70    199,086.66   1,458,447.36  71,666,157.24
   33  15-Sep-06   1,265,227.40    195,648.61   1,460,876.01  70,400,929.84
   34  15-Oct-06   1,420,471.71    192,194.54   1,612,666.25  68,980,458.13
   35  15-Nov-06   1,277,750.14    188,316.65   1,466,066.79  67,702,707.99
   36  15-Dec-06   1,432,660.56    184,828.39   1,617,488.95  66,270,047.43
   37  15-Jan-07   1,298,729.80    180,917.23   1,479,647.03  64,971,317.63
   38  15-Feb-07   1,304,782.56    177,371.70   1,482,154.25  63,666,535.08
   39  15-Mar-07   1,760,066.15    173,809.64   1,933,875.79  61,906,468.93
   40  15-Apr-07   1,319,098.13    169,004.66   1,488,102.79  60,587,370.80
   41  15-May-07   1,474,530.42    165,403.52   1,639,933.95  59,112,840.38
   42  15-Jun-07   1,332,131.03    161,378.05   1,493,509.08  57,780,709.35
   43  15-Jul-07   1,487,215.81    157,741.34   1,644,957.14  56,293,493.54
   44  15-Aug-07   1,345,285.35    153,681.24   1,498,966.59  54,948,208.19
   45  15-Sep-07   1,351,557.95    150,008.61   1,501,566.56  53,596,650.23
   46  15-Oct-07   1,506,125.11    146,318.86   1,652,443.97  52,090,525.12
   47  15-Nov-07   1,364,893.27    142,207.13   1,507,100.41  50,725,631.85
   48  15-Dec-07   1,519,104.91    138,480.97   1,657,585.89  49,206,526.93
   49  15-Jan-08   1,378,352.87    134,333.82   1,512,686.69  47,828,174.06
   50  15-Feb-08   1,384,781.61    130,570.92   1,515,352.53  46,443,392.45
   51  15-Mar-08   1,685,686.13    126,790.46   1,812,476.59  44,757,706.32
   52  15-Apr-08   1,399,122.82    122,188.54   1,521,311.36  43,358,583.50
   53  15-May-08   1,552,421.67    118,368.93   1,670,790.60  41,806,161.84
   54  15-Jun-08   1,412,901.51    114,130.82   1,527,032.33  40,393,260.33
   55  15-Jul-08   1,565,833.10    110,273.60   1,676,106.70  38,827,427.23
   56  15-Aug-08   1,426,808.65    105,998.88   1,532,807.53  37,400,618.58
   57  15-Sep-08  18,240,411.75    102,103.69  18,342,515.44  19,160,206.83
   58  15-Oct-08  19,160,206.83     52,307.36  19,212,514.19              0

100 CPY

Period Date      Principal      Interest      Cash Flow      Balance
Total            108,367,000.00 11,483,962.76 119,850,962.76

     0 23-Dec-03              0             0              0 108,367,000.00
     1 15-Jan-04     939,529.42    295,841.91   1,235,371.33 107,427,470.58
     2 15-Feb-04     943,882.71    293,276.99   1,237,159.71 106,483,587.87
     3 15-Mar-04   1,206,981.79    290,700.19   1,497,681.99 105,276,606.07
     4 15-Apr-04     953,871.49    287,405.13   1,241,276.62 104,322,734.59
     5 15-May-04   1,087,342.12    284,801.07   1,372,143.19 103,235,392.47
     6 15-Jun-04     963,342.69    281,832.62   1,245,175.31 102,272,049.78
     7 15-Jul-04   1,096,561.98    279,202.70   1,375,764.67 101,175,487.80
     8 15-Aug-04     972,901.82    276,209.08   1,249,110.90 100,202,585.99
     9 15-Sep-04     977,412.10    273,553.06   1,250,965.16  99,225,173.89
    10 15-Oct-04   1,110,258.38    270,884.72   1,381,143.10  98,114,915.51
    11 15-Nov-04     987,101.83    267,853.72   1,254,955.55  97,127,813.68
    12 15-Dec-04   1,144,852.54    265,158.93   1,410,011.47  95,982,961.14
    13 15-Jan-05   1,035,754.18    262,033.48   1,297,787.67  94,947,206.96
    14 15-Feb-05   1,040,566.66    259,205.88   1,299,772.54  93,906,640.30
    15 15-Mar-05   1,447,389.79    256,365.13   1,703,754.91  92,459,250.51
    16 15-Apr-05   1,052,159.66    252,413.75   1,304,573.41  91,407,090.86
    17 15-May-05   1,190,681.43    249,541.36   1,440,222.79  90,216,409.42
    18 15-Jun-05   1,062,594.01    246,290.80   1,308,884.81  89,153,815.41
    19 15-Jul-05   1,200,838.57    243,389.92   1,444,228.48  87,952,976.84
    20 15-Aug-05   1,090,802.55    240,111.63   1,330,914.18  86,862,174.29
    21 15-Sep-05   1,095,865.84    237,133.74   1,332,999.57  85,766,308.45
    22 15-Oct-05   1,235,980.32    234,142.02   1,470,122.34  84,530,328.13
    23 15-Nov-05   1,118,547.44    230,767.80   1,349,315.24  83,411,780.69
    24 15-Dec-05   1,316,057.75    227,714.16   1,543,771.91  82,095,722.95
    25 15-Jan-06   1,182,855.60    224,121.32   1,406,976.93  80,912,867.34
    26 15-Feb-06   1,188,360.24    220,892.13   1,409,252.37  79,724,507.10
    27 15-Mar-06   1,629,465.24    217,647.90   1,847,113.15  78,095,041.86
    28 15-Apr-06   1,201,506.64    213,199.46   1,414,706.11  76,893,535.22
    29 15-May-06   1,351,877.11    209,919.35   1,561,796.46  75,541,658.11
    30 15-Jun-06   1,213,402.77    206,228.73   1,419,631.50  74,328,255.33
    31 15-Jul-06   1,402,737.40    202,916.14   1,605,653.53  72,925,517.94
    32 15-Aug-06   1,259,360.70    199,086.66   1,458,447.36  71,666,157.24
    33 15-Sep-06   1,265,227.40    195,648.61   1,460,876.01  70,400,929.84
    34 15-Oct-06   1,420,471.71    192,194.54   1,612,666.25  68,980,458.13
    35 15-Nov-06   1,277,750.14    188,316.65   1,466,066.79  67,702,707.99
    36 15-Dec-06   1,432,660.56    184,828.39   1,617,488.95  66,270,047.43
    37 15-Jan-07   1,298,729.80    180,917.23   1,479,647.03  64,971,317.63
    38 15-Feb-07   1,304,782.56    177,371.70   1,482,154.25  63,666,535.08
    39 15-Mar-07   1,760,066.15    173,809.64   1,933,875.79  61,906,468.93
    40 15-Apr-07   1,319,098.13    169,004.66   1,488,102.79  60,587,370.80
    41 15-May-07   1,474,530.42    165,403.52   1,639,933.95  59,112,840.38
    42 15-Jun-07   1,332,131.03    161,378.05   1,493,509.08  57,780,709.35
    43 15-Jul-07   1,487,215.81    157,741.34   1,644,957.14  56,293,493.54
    44 15-Aug-07   1,345,285.35    153,681.24   1,498,966.59  54,948,208.19
    45 15-Sep-07   1,351,557.95    150,008.61   1,501,566.56  53,596,650.23
    46 15-Oct-07   1,506,125.11    146,318.86   1,652,443.97  52,090,525.12
    47 15-Nov-07   1,364,893.27    142,207.13   1,507,100.41  50,725,631.85
    48 15-Dec-07   1,519,104.91    138,480.97   1,657,585.89  49,206,526.93
    49 15-Jan-08   1,378,352.87    134,333.82   1,512,686.69  47,828,174.06
    50 15-Feb-08   1,384,781.61    130,570.92   1,515,352.53  46,443,392.45
    51 15-Mar-08   1,685,686.13    126,790.46   1,812,476.59  44,757,706.32
    52 15-Apr-08   1,399,122.82    122,188.54   1,521,311.36  43,358,583.50
    53 15-May-08  10,688,435.61    118,368.93  10,806,804.55  32,670,147.89
    54 15-Jun-08   1,399,833.20     89,189.50   1,489,022.70  31,270,314.69
    55 15-Jul-08  31,270,314.69     85,367.96  31,355,682.65              0

--------------------------------------------------------------------------------
UNDERWRITERS' STATEMENT
COMPUTATIONAL MATERIALS

WACHOVIA BANK-COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES
SERIES 2003-C9

The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only.
This material is for your private information and none of Wachovia Capital Markets, LLC, ABN AMRO Incorporated, Citigroup Global Markets Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.
--------------------------------------------------------------------------------

WBCMT 03-C9: Price/Yield Class A1

--------------------------------------------------------------------------------
Balance             $70,950,000            Delay                   14
Coupon                      3.04800        Dated               12/01/2003
Settle               12/23/2003            First Payment       1/15/2004
--------------------------------------------------------------------------------




------------------------------------------------------
     Price             0 CPY, 0 CDR     100 CPY, 0 CDR
                          Yield             Yield
------------------------------------------------------
   100.249719             2.9126            2.9120
------------------------------------------------------


------------------------------------------------------
             Spread        20.0               20.6
                WAL       2.520              2.510
   WAL for Int Pmts       1.640              1.630
           Mod Durn       2.375              2.366
     Payment Window   Jan04 - Aug08      Jan04 - May08


------------------------------------------------------

------------------------------------------------------
                2YR           2.076              2.076
                3YR           2.572              2.572
                5YR           3.394              3.394
               10YR           4.353              4.353
               30YR           5.139              5.139
             Prepay           0 CPY            100 CPY
------------------------------------------------------

------------------------------------------------------
         No Prepays   During any YM      During any YM
            Default           0 CDR              0 CDR
      Loss Severity
  Servicer Advances
    Liquidation Lag
Optional Redemption        Call (N)           Call (N)
------------------------------------------------------


--------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials. Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY OFFERED CERTIFICATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
UNDERWRITERS' STATEMENT
COMPUTATIONAL MATERIALS

WACHOVIA BANK-COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES
SERIES 2003-C9

The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only.
This material is for your private information and none of Wachovia Capital Markets, LLC, ABN AMRO Incorporated, Citigroup Global Markets Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.
--------------------------------------------------------------------------------